COLUMBIA FUNDS VARIABLE INSURANCE TRUST

Supplement dated November 17, 2011

to the following Statement of Additional Information (the “SAI”)

Columbia Variable Portfolio – Asset Allocation Fund

Columbia Variable Portfolio – Money Market Fund

Columbia Variable Portfolio – Small Cap Value Fund

Columbia Variable Portfolio – Small Company Growth Fund

Columbia Variable Portfolio – Select Large Cap Growth Fund

Columbia Variable Portfolio – Strategic Income Fund

(each the “Fund”, collectively the “Funds”)

Supplement to the SAI dated May 2, 2011, as supplemented

The SAI for each of the Funds set forth above is supplemented as follows:

•	The section of the SAI entitled “ABOUT THE FUNDS’ INVESTMENTS – Disclosure of Portfolio Information” is deleted and replaced in its entirety with the following:

Disclosure of Portfolio Information

The Board and the Adviser believe that the investment ideas of the Adviser with respect to portfolio management of a Fund should benefit the Fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or by using Fund portfolio holdings information for stock picking. However, the Board also believes that knowledge of a Fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

The Board has therefore adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures are intended to protect the confidentiality of Fund portfolio holdings information and generally prohibit the release of such information until such information is made public. It is the policy of the Funds not to provide or permit others to provide portfolio holdings on a selective basis, and the Adviser does not intend to selectively disclose portfolio holdings or expect that such holdings information will be selectively disclosed, except where necessary for the Funds’ operation or where there are other legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the Funds and their shareholders.

Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Adviser and a Fund’s other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. The same policies and procedures apply to all categories of Columbia Funds and include some variations tailored to the different categories of Columbia Funds. Accordingly, some of the provisions described below do not apply to the Columbia Funds covered by this SAI. The Adviser also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Although the Adviser seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the Funds’ compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC and postings on the Funds’ website. The information is available on the Funds’ website as described below.

•

For equity, convertible and balanced Funds (other than the equity Funds identified below), a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 15 calendar days after such month-end.

•

For Funds that are subadvised by Brandes Investment Partners, L.P. and Marsico Capital Management, LLC, Columbia Small Cap Growth Fund I and Columbia Small Cap Growth Fund II, a complete list of Fund portfolio holdings as of month-end is posted approximately, but no earlier than, 30 calendar days after such month-end.

•	For fixed-income Funds, a complete list of Fund portfolio holdings as of calendar quarter-end is posted approximately, but no earlier than, 30 calendar days after such quarter-end.
•

For money market Funds, a complete list of Fund portfolio holdings as of month-end is posted no later than five business days after such month-end. Such month-end holdings are continuously available on the website for at least six months, together with a link to an SEC webpage where a user of the website may obtain access to the Fund’s most recent 12 months of publicly available filings on Form N-MFP. Money market Fund portfolio holdings information posted on the website, at minimum, includes with respect to each holding, the name of the issuer, the category of investment (e.g., Treasury debt, government agency debt, asset backed commercial paper, structured investment vehicle note), the CUSIP number (if any), the principal amount, the maturity date (as determined under Rule 2a-7 for purposes of calculating weighted average maturity), the final maturity date (if different from the maturity date previously described), coupon or yield and the amortized cost value. The money market Funds will also disclose on the website the overall weighted average maturity and weighted average life maturity of a holding.

Portfolio holdings of Funds owned solely by affiliates of the Adviser may not be disclosed on the website. A complete schedule of each Fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws. Shareholders may obtain each Columbia Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, each Columbia Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room.

In addition, the Adviser makes publicly available information regarding certain Funds’ largest five to fifteen holdings, as a percentage of the market value of the Funds’ portfolios as of a month-end. This holdings information is made publicly available approximately 15 calendar days following the month-end. The scope of the information that is made available on the Funds’ websites pursuant to the Funds’ policies may change from time to time without prior notice.

The Adviser may also disclose more current portfolio holdings information as of specified dates on the Columbia Funds’ website.

The Columbia Funds, the Adviser and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than when the information is disclosed publicly on the Funds’ website or no earlier than the time a Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The Funds’ policies and procedures provide that no disclosures of the Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the Funds have a legitimate business purpose for making such disclosure, (ii) the Funds or their authorized agents authorize such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Adviser; (ii) any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of a Fund, the Adviser or Distributor on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that is otherwise unlawful.

In addition, the Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the Funds with their day-to-day business affairs. In addition to the Adviser and its affiliates, these service providers include each Fund’s subadvisor(s) (if any), affiliates of the Adviser, the Funds’ custodian, subcustodians, the Funds’ independent registered public accounting firm, legal counsel, operational system vendors, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. The Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The Fund also discloses portfolio holdings information as required by federal, state or international securities laws, and may disclose portfolio holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

The Board has adopted policies to ensure that the Fund’s portfolio holdings information is only disclosed in accordance with these policies. Before any selective disclosure of portfolio holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the Adviser’s legal department, Compliance, and the Funds’ President. The PHC has been authorized by the Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a Fund and its shareholders, to consider any potential conflicts of interest between the Fund, the Adviser, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by the Fund’s President, Chief Compliance Officer or General Counsel/Chief Legal Officer or their respective designees. On at least an annual basis, the PHC reviews the approved recipients of selective disclosure and may require a resubmission of the request, in order to re-authorize certain ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of Fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the Funds’ shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Ongoing Portfolio Holdings Disclosure Arrangements

The Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized in accordance with the policy. No compensation or consideration is received in exchange for this information. In addition to the daily information provided to a Fund’s custodians, subcustodians, administrator and investment advisers, the following disclosure arrangements are in place:

	MMMMMM	MMMMMM	MMMMMM	MMMMMM
IDENTITY OF RECIPIENT		CONDITIONS/RESTRICTIONS ON USE OF INFORMATION		FREQUENCY OF DISCLOSURE

Barclays Point		Use for analytics including risk and attribution assessment.		Daily

Bitlathe		Website support for Fund holdings and performance disclosure.		Monthly

Bloomberg		Use for portfolio analytics.		Daily

Bloomberg, L.P.		Use for independent research of Funds. Sent monthly, approximately 30 days after month end.		Monthly

Cenveo, Inc.		May be used for printing of prospectuses, factsheets, annual and semi-annual reports.		As Needed

Citigroup		Access when assisting in resolving technical difficulties with YieldBook, an analytic software program that the Adviser uses to perform ongoing risk analysis and management of certain fixed income Columbia Funds and fixed income separately managed accounts.		Daily

	MMMMMM	MMMMMM	MMMMMM	MMMMMM

CMS Bondedge		Access when assisting in resolving technical difficulties with application used by the Adviser’s Fixed Income Portfolio Management team as an analytical and trading tool.		Ad Hoc

FactSet Research Systems		Use for provision of quantitative analytics, charting and fundamental data to the Adviser.		Daily

Harte Hanks		May be used for printing of prospectuses, factsheets, annual and semi-annual reports.		As Needed

Institutional Shareholder Services (ISS)		Proxy voting administration and research on proxy matters.		Daily

Investment Technology Group (ITG, formerly known as Plexus Group)		Evaluation and assessment of trading activity, execution and practices by the Adviser.		Quarterly

InvestorTools, Inc.		Access granted solely for the purpose of testing back office conversion of trading systems.		Daily

InvestorTools, Inc.		Provide descriptive data for municipal securities.		Daily

Kynex		Use to provide portfolio attribution reports for the Columbia Convertible Securities Fund.		Daily

Linedata Services, Inc.		Access when assisting in resolving technical difficulties with the software for the LongView Trade Order Management System.		Ad Hoc

Lipper / Thomson Reuters Corp. (Lipper)		Information provided monthly with a 30 day lag to assure accuracy of Lipper Fact Sheets.		Monthly

Malaspina Communications		Use to facilitate writing, publishing and mailing Columbia Fund shareholder reports and communications including shareholder letters and management’s discussion of Columbia Fund performance.		Quarterly

	MMMMMM	MMMMMM	MMMMMM	MMMMMM

Merrill Corporation		May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.		As Needed

Morningstar Associates		Receive information to fulfill their role as investment consultant for the Variable Portfolio Funds of Funds.		Ad Hoc

Morningstar, Inc.		For independent research and ranking of funds. Provided monthly with a 30 day lag.		Monthly

R.R. Donnelley & Sons Company		May provide Edgar filing and typesetting services, as well as printing of prospectuses, factsheets, annual and semi-annual reports.		As needed

Shareholders should retain this Supplement for future reference.

C-6512-3 A (11/11)